Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA DFA Ultra Short Bond Portfolio

(the “Portfolio”)

Supplement dated April 1, 2022 to the Portfolio’s Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”),

each dated May 1, 2021, as supplemented and amended to date

At a meeting held on March 31, 2022, the Board of Trustees of SunAmerica Series Trust approved an amendment to the Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Dimensional Fund Advisors LP (“DFA”) with respect to the Portfolio. The amendment reduces the fees payable by SunAmerica to DFA under the Subadvisory Agreement.

Effective immediately, SunAmerica will pay DFA a monthly fee at the following annual rates as a percentage of the average daily net assets DFA manages in the Portfolio: 0.10% on the first $500 million and 0.075% thereafter. There is no change to the advisory fee charged to the Portfolio.

Effective immediately, in the subsection of the Portfolio’s SAI entitled “SUBADVISORY AGREEMENTS – Subadvisory Fees,” the information in the first table solely as it relates to DFA and the Portfolio is deleted in its entirety and replaced with the following:

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
DFA	SA DFA Ultra Short Bond Portfolio	0.10% on the first $500 million 0.075% thereafter

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-USB1.3 (3/21)